EXHIBIT 32.2


                        CERTIFICATION OF PERIODIC REPORT


I, Sangeon Park, Chief Financial Officer of MB Tech, Inc. ( the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

- The Form 10-QSB for the quarterly period ended March 31, 2004 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

- The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 15, 2004


/s/ Sangeon Park
--------------------------
Sangeon Park
Chief Financial Officer